                                                                    Exhibit 23.4



                         CONSENT OF INDEPENDENT ACCOUNTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of AirTouch Communications, Inc. of our report dated February 16, 1998 relating to the financial statements of Mannesmann Mobilfunk GmbH, appearing in AirTouch Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


Dusseldorf, Germany, April 20, 1998

KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


/s/ Sheffler Wirtschaftsprufer              /s/ Haas Wirtschaftsprufer
------------------------------              -----------------------------------
Sheffler Wirtschaftsprufer                  Haas Wirtschaftsprufer



                                       9